UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2015

Popeyes Louisiana Kitchen, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Perimeter Center Terrace, Suite 1000, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 459-4450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2015, Popeyes Louisiana Kitchen, Inc. (the “Company”) held its 2015 Annual Shareholders Meeting. At the annual meeting, the Company’s shareholders approved the Popeyes Louisiana Kitchen, Inc. 2015 Incentive Plan (the “2015 Incentive Plan”). A description of the material terms of the 2015 Incentive Plan is set forth under the heading “Approval of Popeyes Louisiana Kitchen, Inc. 2015 Incentive Plan” in the proxy statement filed by the Company with the Securities and Exchange Commission on April 21, 2015, which description is hereby incorporated into this Item 5.02 by reference. The 2015 Incentive Plan is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described above under Item 5.02, the Company held its 2015 Annual Shareholders Meeting on May 21, 2015. As of April 2, 2015, the record date for the annual meeting, there were 23,359,790 shares of the Company’s common stock outstanding and entitled to vote at the annual meeting. 21,910,701 shares of the Company’s common stock were represented at the annual meeting in person or by proxy, representing 93.80% of the aggregate number of shares of common stock entitled to vote at the annual meeting. At the meeting, the Company’s shareholders took the following actions and elected the following nominees to the board of directors to serve a one-year term with votes cast as follows:

Krishnan Anand For: 20,131,583 Withheld: 6,215 Non-votes: 1,772,903	Cheryl A. Bachelder For: 20,130,172 Withheld: 7,626 Non-votes: 1,772,903

Carolyn Hogan Byrd For: 19,975,924 Withheld: 161,874 Non-votes: 1,772,903	John M. Cranor, III For: 20,121,493 Withheld: 16,305 Non-votes: 1,772,903

Joel K. Manby For: 20,132,181 Withheld: 5,617 Non-votes: 1,772,903	Martyn R. Redgrave For: 20,122,085 Withheld: 15,713 Non-votes: 1,772,903

S. Kirk Kinsell For: 20,129,785 Withheld: 8,013 Non-votes: 1,772,903

The shareholders also voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015 with votes cast as follows:

For: 21,785,503
Against: 111,393
Abstain: 13,805

The shareholders also voted to approve the Popeyes Louisiana Kitchen, Inc. 2015 Incentive Plan with votes cast as follows:

For: 18,065,867
Against: 2,065,854
Abstain: 6,077
Non-votes: 1,772,903

The shareholders also voted to approve, on an advisory basis, the compensation of the named executive officers with votes cast as follows:

For: 19,109,286
Against: 40,659
Abstain: 987,853
Non-votes: 1,772,903

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Popeyes Louisiana Kitchen, Inc. 2015 Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement filed on April 21, 2015).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2015

POPEYES LOUISIANA KITCHEN, INC.

By:	/S/ HAROLD M. COHEN
Harold M. Cohen
Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary